UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 14, 2022

SHARING ECONOMY INTERNATIONAL INC.

(Exact name of registrant as specified in Charter)

Nevada	001-34591	90-0648920
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

No.85 Castle Peak Road

Castle Peak Bay

Tuen Mun, N.T., Hong Kong

(Address of Principal Executive Offices)

(852) 35832186

(Registrant’s Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 4.01 Change in Registrant’s Certifying Accountant

(a) On November 8, 2022, Sharing Economy International Inc. (the “Company”) notified BF Borgers CPA PC (“BF Borgers”) that the Company had dismissed BF Borgers as the independent registered public accounting firm of the Company. The Board of Directors of the Company recommended and approved the dismissal.

The reports of BF Borgers regarding the Company’s financial statements as of December 31, 2021 and the related consolidated statements of operations and comprehensive loss, consolidated statements of changes in stockholders’ equity, and consolidated statements of cash flows for the years then ended, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle. The reports of BF Borgers, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern.

For the years ended December 31, 2021, and during the subsequent interim period through the date of dismissal, the Company had no disagreement with BF Borgers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BF Borgers, would have caused them to make reference thereto in their report on the Company’s financial statements for such year ended December 31, 2021. There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided BF Borgers a copy of the above disclosures and requested BF Borgers to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. BF Borgers’s response is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On November 8, 2022, the Company resolved to engage the independent registered public accounting firm of Olayinka Oyebola & Co. (Chartered Accountants) (“Olayinka Oyebola”), the Company’s new independent registered public accountants, which appointment Olayinka Oyebola has accepted.

During the two most recent fiscal years and the interim period preceding the engagement of Olayinka Oyebola, the Company has not consulted with Olayinka Oyebola regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Exelient or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv), or a reportable event as described in paragraph 304(a)(1)(v), of Regulation S-K. The Company did not have any disagreements with Exelient and therefore did not discuss any past disagreements with Olayinka Oyebola.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from BF Borgers CPA PC, dated November 11, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2022	Sharing Economy International Inc.

	By:	/s/ Chan Pak Hei Jefferson
Chan Pak Hei Jefferson
Chief Executive Officer

2